RELATED PARTY TRANSACTIONS (Tables)	9 Months Ended
Sep. 30, 2017
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
Net income from related parties:

	Three Months Ended September 30,			Nine Months Ended September 30,
(in thousands of $)	2017	2016		2017	2016
Transactions with Golar and affiliates:
Time charter revenues (a)	6,186	7,360		14,908	21,920
Management and administrative services fees (b)	2,496	1,329		5,066	2,617
Ship management fees (c)	1,892	1,332		4,030	5,342
Income on deposits paid to Golar (d)	1,131	929		2,535	1,237
Share options expense (e)	95	—		95	—
Interest income on short term credit arrangements (f)	—	—	—	—	122
Distributions to Golar (g)	12,858	13,200		38,514	39,600
Fees to Helm Energy Advisors Inc (h)	—	90		—	800
Transactions with others:
Dividends to China Petroleum Corporation (i)	—	3,200		7,000	9,200

Receivables from related parties:

As of September 30, 2017 and December 31, 2016 balances with related parties consisted of the following:

(in thousands of $)	September 30, 2017	December 31, 2016
Deposits paid to Golar (d)	177,247	107,247
Balances due (to)/from Golar and affiliates (f)	(6,343)	21,908
Methane Princess lease security deposit movements (j)	3,647	2,006
Total	174,551	131,161

(a) Time charter revenues from related parties - This consists of revenue from the charter of the Golar Grand for the three and nine months ended September 30, 2017 and 2016 respectively.

In February 2015, we exercised our option requiring Golar to charter in the Golar Grand for the period from February 16, 2015 until October 31, 2017 at approximately 75% of the hire rate that would have been payable by the charterer. The daily time charter rate receivable from Golar reduced following the vessel’s lay up in December 2015.

In May 2017, Golar Grand started its new charter with a major international oil and gas company (the “New Charter”). We sub-chartered back the Golar Grand from Golar at the same time charter rate as the New Charter. The daily time charter rate receivable from Golar under the option had reverted back to the original rate following the vessel's drydocking in April 2017 but was reduced by the sub-charter income under the New Charter.

(b) Management and administrative services agreement - We are party to a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Income on deposits paid to Golar/Deposits paid to Golar - In May 2016, we completed the Tundra Acquisition and paid total cash purchase consideration of $107.2 million. Pursuant to the Tundra Letter Agreement, of the amount we are entitled to receive under the agreement, we have accounted for $0.7 million and $2.1 million, and $0.9 million and $1.2 million as interest income for the three and nine months ended September 30, 2017 and 2016, respectively. In May 2017, we elected to exercise the Tundra Put Right to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the Tundra Put Sale (the “Put Sale Closing Date”) on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount shall be due and payable by Golar on the earlier of (a) the date of the closing of the Hilli Acquisition and (b) March 31, 2018.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition from Golar and affiliates of Keppel Shipyard Limited (“Keppel”) and Black and Veatch (“B&V”) of common units (the “Acquired Interests”) in Hilli LLC, which will, on the closing date of the Hilli Acquisition, indirectly own the Hilli. The Acquired Interests represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that will be contracted to Perenco Cameroon (“Perenco”) and Societe Nationale de Hydrocarbures (“SNH”) (together with Perenco and SNH, the “Customer”) under an eight-year liquefaction tolling agreement (the “Liquefaction Tolling Agreement”). The purchase price for the Acquired Interests is $658 million less net lease obligations under the financing facility for the Hilli (the “Hilli Facility”), which are expected to be between $468 and $480 million. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we will receive interest at a rate of 5% per annum. We have accounted for $0.4 million as interest income for the three and nine months ended September 30, 2017. The closing of the Hilli Acquisition is subject to the satisfaction of certain closing conditions, which include among other things, the delivery to and acceptance by the customer of the Hilli, and the commencement of commercial operations under the Liquefaction Tolling Agreement.

(e) Share options expense - This relates to a recharge from Golar in relation to the award of share options in Golar LNG granted to certain of our directors and officers in the nine months ended September 30, 2017. The exercise price is reduced by the value of dividends declared and paid. The options have a contractual term of five years and vest evenly over three years.

(f) Balances due (to)/from Golar and its affiliates - Receivables and payables with Golar primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, and other related party arrangements including the Golar Grand time charter and the Tundra Letter Agreement. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. The change in trading balances with Golar from a receivable of $21.9 million as of December 31, 2016 to a payable of $6.3 million as of September 30, 2017 is mainly attributable to settlement of the amounts due from Golar in respect of the Golar Grand time charter and the Tundra Letter Agreement.

(g) Distributions to Golar - During the three and nine months ended September 30, 2017 and September 30, 2016, we paid total distributions to Golar of $12.9 million and $38.5 million, and $13.2 million and $39.6 million, respectively.
(h) Fees to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Arnell, who was appointed to our board of directors in February 2015 and resigned in September 2016, acted and advised on various projects for us and earned approximately $0.8 million from us in fees for the nine months ended September 30, 2016.

(i) Dividends to China Petroleum Corporation - During the three and nine months ended September 30, 2017 and September 30, 2016, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $nil and $7.0 million and $3.2 million and $9.2 million, respectively.

(j) Methane Princess lease security deposit movements - This represents net advances to Golar since our initial public offering in April 2011, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement. Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess lease.